Equity	12 Months Ended
Dec. 31, 2023
Equity [abstract]
Equity	Equity
Total equity for the Group as of December 31, 2023, and 2022, was as follows:

	December 31, 2023 $	December 31, 2022 $
Equity
Share capital, £0.01 par value, issued and paid 271,853,731 and 278,566,306 as of December 31, 2023 and 2022, respectively	5,461	5,455
Share premium	290,262	289,624
Treasury shares, 17,614,428 and 10,595,347 as of December 31, 2023 and 2022, respectively	(44,626)	(26,492)
Merger Reserve	138,506	138,506
Translation reserve	182	89
Other reserves	(9,538)	(14,478)
Retained earnings/(accumulated deficit)	83,820	149,516
Equity attributable to owners of the Group	464,066	542,220
Non-controlling interests	(5,835)	5,369
Total equity	458,232	547,589
Changes in share capital and share premium relate primarily to incentive options exercises during the period.
Shareholders are entitled to vote on all matters submitted to shareholders for a vote. Each ordinary share is entitled to one vote and is entitled to receive dividends when and if declared by the Group’s Directors.
On June 18, 2015, the Group acquired the entire issued share capital of PureTech LLC in return for 159,648,387 ordinary shares. This was accounted for as a common control transaction at cost. It was deemed that the share capital was issued in line with movements in share capital as shown prior to the transaction taking place. In addition, the merger reserve records amounts previously recorded as share premium.
Other reserves comprise the cumulative credit to share-based payment reserves corresponding to share-based payment expenses recognized through Consolidated Statement of Comprehensive Income/(Loss), settlements of vested stock awards as well as other additions that flow directly through equity such as the excess or deficit from changes in ownership of subsidiaries while control is maintained by the Group.
On May 9, 2022, the Group announced the commencement of a $50,000 share repurchase program (the "Program") of its ordinary shares of one pence each (the “Ordinary Shares”). The Group executed the Program in two equal tranches. The Group entered into an irrevocable non-discretionary instruction with Jefferies International Limited (“Jefferies”) in relation to the purchase by Jefferies of the Ordinary Shares for an aggregate consideration (excluding expenses) of no greater than $25,000 for each tranche, and the simultaneous on-sale of such Ordinary Shares by Jefferies to the Group, subject to certain volume and price restrictions. Jefferies made its trading decisions in relation to the Ordinary Shares independently of, and uninfluenced by, the Group. Purchases could continue during any close period to which the Group was subject. The instruction to Jeffries could be amended or withdrawn so long as the Group was not in a close period or otherwise in possession of inside information.
Any purchases of the Ordinary Shares under the Program were carried out on the London Stock Exchange and could be carried out on any other UK recognized investment exchange in accordance with pre-set parameters and subject to limits prescribed by the Group’s general authority to repurchase the Ordinary Shares granted by its shareholders at its annual general meeting on May 27, 2021, and relevant Rules and Regulations. All Ordinary Shares repurchased under the Program are held in treasury and re-issued for settlement of share-based awards. As of December 31, 2023, the Group had repurchased an aggregate of 18,278,873 Ordinary Shares under the share repurchase program with 7,683,526 shares repurchased in 2023. The Program was completed during the month ended February 2024.
As of December 31, 2023, the Group’s issued share capital was 289,468,159 shares, including 17,614,428 shares repurchased under the Program and were held by the Group in treasury. The Group does not have a limited amount of authorized share capital.